UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 20, 2005
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4455 (Commission File Number)	99-0035300 (IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
On December 20, 2005, Dole Food Company, Inc. (“Dole, “we” and correlatives) and certain of its affiliates entered into the second amendment (the “Second Amendment”) to the amended and restated Credit Agreement, dated as of March 28, 2003, among DHM Holding Company, Inc., a Delaware corporation, Dole Holding Company, LLC, a Delaware limited liability company, Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party hereto, Deutsche Bank AG New York Branch, as Administrative Agent, Banc Of America Securities LLC and The Bank Of Nova Scotia, as Co-Syndication Agents, Fortis Capital Corporation, Harris Trust and Savings Bank and Rabobank International, as Co-Documentation Agents and Deutsche Bank Securities Inc., Banc of America Securities LLC and The Bank Of Nova Scotia, as Joint Lead Arrangers and Book Runners (the “Amended and Restated Credit Agreement”). There is no material relationship between Dole or its affiliates and any of the other parties, other than in respect of the financing arrangements of Dole or its affiliates. Capitalized terms in the following description have the meanings ascribed to them in the Amended and Restated Credit Agreement.
The Second Amendment, inter alia:
•	permits us to reinvest proceeds from the sale of any of our Principal Properties in a new Principal Property;

•	permits DHM Holding Company, Inc., the parent corporation of Dole’s parent Dole Holding Company, LLC, to borrow under project financing facilities the proceeds of which would be used, inter alia, for the construction, start up and operational deficits of the Wellbeing Project, subject to the requirement that such financing must be non-recourse to Dole Holding Company, LLC, Dole or any of Dole’s subsidiaries;

•	amends the minimum Consolidated Interest Coverage Ratio for certain time periods and amends the maximum Leverage Ratio for certain time periods.
Section 9. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
10.9	Second Amendment, dated as of December 20, 2005, to the Credit Agreement, dated as of March 28, 2003 and amended and restated as of April 18, 2005, among DHM Holding Company, Inc., a Delaware corporation, Dole Holding Company, LLC, a Delaware limited liability company, Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party hereto, Deutsche Bank AG New York Branch, as Administrative Agent, Banc Of America Securities LLC and The Bank Of Nova Scotia, as Co-Syndication Agents, Fortis Capital Corporation, Harris Trust and Savings Bank and Rabobank International, as Co-Documentation Agents and Deutsche Bank Securities Inc., Banc of America Securities LLC and The Bank Of Nova Scotia, as Joint Lead Arrangers and Book Runners.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
December 21, 2005	By:	/s/ JOSEPH S. TESORIERO
Joseph S. Tesoriero
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.9*	Second Amendment, dated as of December 20, 2005, to the Credit Agreement, dated as of March 28, 2003 and amended and restated as of April 18, 2005, among DHM Holding Company, Inc., a Delaware corporation, Dole Holding Company, LLC, a Delaware limited liability company, Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party hereto, Deutsche Bank AG New York Branch, as Administrative Agent, Banc Of America Securities LLC and The Bank Of Nova Scotia, as Co-Syndication Agents, Fortis Capital Corporation, Harris Trust and Savings Bank and Rabobank International, as Co-Documentation Agents and Deutsche Bank Securities Inc., Banc of America Securities LLC and The Bank Of Nova Scotia, as Joint Lead Arrangers and Book Runners.

*	Filed herewith

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